AMENDMENT TO STOCK OPTION AGREEMENT

THIS AMENDMENT TO STOCK OPTION AGREEMENT is made as of the 16th day of September, 2011 (the “Effective Date”).

BETWEEN:

ANAVEX LIFE SCIENCES CORP., a company incorporated
pursuant to the laws of the State of Nevada, with an office at
50 Harrison Street, Suite 315A, Hoboken, New Jersey 07030

(“Anavex” or the “Corporation”)

AND:

CAMERON DURRANT, a businessperson with an address of
90 Fairmount Road West, Califon, New Jersey 07830-3330

(the “Optionee”)

WHEREAS:

A. Anavex and the Optionee entered in a Stock Option Agreement with an effective date of May 14, 2009, (the “Stock Option Agreement”) whereby Anavex granted to the Optionee, Options to purchase from the Corporation 400,000 shares (the “Option Shares”) exercisable at a price of US $2.50 per Option Share until April 30, 2012

B. Anavex and the Optionee now wish to the amend the terms of the Stock Option Agreement to extend the Expiry Date to September 15, 2013.

NOW THEREFORE, for and in consideration of the mutual covenants and provisos herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.	All capitalized terms not specifically defined herein have the meanings ascribed to them in the Stock Option Agreement, as applicable.

2.	The “Term” clause under the section entitled “Grant of Options” is amended as follows:

GRANT OF OPTIONS

TERM The Expiration Date for all Options shall be September 15, 2013.

3.	From and after the Effective Date, all references to the “Agreement” in the Stock Option Agreement hereby refer to the Stock Option Agreement as amended herein.

4.

The Stock Option Agreement will be deemed to be amended in all manners and respects in order to give full force and effect to this Amendment to Stock Option Agreement and, in all other respects, the Stock Option Agreement will remain unchanged and in full force and effect.

5.

The Recitals to this Amendment to Stock Option Agreement are acknowledged by the parties hereto to be true and correct and are incorporated into this Amendment to Stock Option Agreement by this reference.

6.

This Amendment to Stock Option Agreement may be executed in counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. An electronic facsimile transmission hereof signed by any person named below will be sufficient to establish the signature of that person and to constitute the consent in writing of that person to the matters contained herein and, notwithstanding the date of execution, shall be deemed to be executed as of the date set forth herein.

IN WITNESS WHEREOF the parties have executed this Amendment to Stock Option Agreement as of the date first set forth above.

ANAVEX LIFE SCIENCES CORP.

Per:
Authorized Signatory

WITNESSED BY:	)
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Name	)	CAMERON DURRANT
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